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                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant [X]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to (section)240.14a-12




                              AUDIOVOX CORPORATION
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:


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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4)  Proposed maximum aggregate value of transaction:


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    (5)  Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:


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    (2)  Form, Schedule or Registration Statement No.:


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    (3)  Filing Party:


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    (4)  Date Filed:


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                                                   Filed by Audiovox Corporation
                                                         Pursuant to Rule 14a-12
                                       Under the Securities Exchange Act of 1934
                                           Subject Company: Audiovox Corporation
                                                    Commission File No.: 0-28839

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                           COMMUCATION WITH EMPLOYEES

    On June 14, 2004, Philip Christopher, President and CEO of Audiovox Communications Corp. ("ACC"), sent an email to ACC's employees. The text of the email message follows:


[AUDIOVOX COMMUNICATIONS CORP. LOGO]

                                   MEMORANDUM


TO:      All Employees

FROM:    Philip Christopher

DATE:    June 14, 2004

RE:      UTSTARCOM AND AUDIOVOX COMM. CORP.


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On Monday, June 14th there were separate press releases by Audiovox and
UTStarcom on the planned purchase of ACC assets by that company. No doubt many of you have questions about what this means to you. Over the next few months while the deal comes to a close, all of your questions should be answered. However, we thought that this quick Q & A might help you understand how the transaction affects you a little better. Rest assured that we understand your concerns and will make every effort to provide you with a comfort level regarding this transaction.


WHO IS UTSTARCOM?
Founded in 1991 and headquarted in Alameda, California, UTStarcom is a global provider of wireless and wire line access and Internet protocol (IP) switching solutions and services. The Company's customers include public telecommunications service providers that operate wireless and wire line voice and data networks in rapidly growing communications markets worldwide.

UTStarcom has over 6,000 employees worldwide, with R&D centers in the United States, China and India. The company also maintains sales presences and

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service support centers throughout the Americas, Europe and Asia. More information can be found at the company's website, www.utstar.com.

The Company is publicly traded on the NASDAQ National Market (symbol: UTSI) and you should consider going to the company's website, www.utstar.com to read more about them.



WHAT DOES THIS MEAN FOR ME?
Under the terms of the agreement between Audiovox and UTStarcom, all ACC employees will receive an offer of employment from UTStarcom. These offers will be made approximately 4 to 6 weeks from today.

These offers will (a) be made at the same salary level (and current sales commission plan, as applicable) as you currently have with ACC; and (b) recognize your prior service with ACC for purposes of calculating benefits under UTStarcom's benefits program. Until the close of the ACC-UTStarcom agreement, which is expected to occur within approximately ninety-days (90), you remain an employee of ACC and Audiovox.

WHAT ABOUT MY BENEFITS?
UTStarcom will offer you a benefits package, which is comparable with the package you currently receive as an ACC employee. Unlike most plans that require a waiting period, you will be eligible for all applicable benefits upon your first day of employment with UTStarcom. Orientation meetings designed to provide you with more detailed information on each benefit will be held during the ninety-day (90) closing period. As soon as we have a schedule we will provide it to you.


PLEASE BE PATIENT

Please understand that an arrangement of this size takes time and has an enormous number of details, some of which are just not available yet. Both ACC and UTStarcom management will provide regular updates as to the progress of the transition and the integration of the companies.

If you have any questions or concerns, please feel free to speak to your manager.

                                                           Best regards,

                                                           /s/Philip Christopher

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FORWARD-LOOKING STATEMENTS
Except for historical information contained herein, statements made in this release that may constitute forward-looking statements may involve certain risks and uncertainties. All forward-looking statements made in this release are based on currently available information and the Company assumes no responsibility to update any such forward-looking statement. The following factors, among others, may cause actual results to differ materially from the results suggested in the forward-looking statements. The factors include, but are not limited to, risks that may result from changes in the Company's business operations; our ability to keep pace with technological advances; significant competition in the mobile and consumer electronics businesses as well as the wireless business; our relationships with key suppliers and customers; quality and consumer acceptance of newly introduced products; market volatility; non-availability of product; excess inventory; price and product competition; new product introductions; the possibility that the review of our prior filings by the SEC may result in changes to our financial statements; and the possibility that stockholders or regulatory authorities may initiate proceedings against Audiovox and/or our officers and directors as a result of any restatements. Risk factors associated with our business, including some of the facts set forth herein, are detailed in the Company's Form 10-K for the fiscal fourth quarter and year ended November 30, 2003 and Form 10-Q for the fiscal first quarter ended February 20, 2004.


ADDITIONAL INFORMATION ABOUT THE ASSET SALE AND WHERE TO FIND IT
Audiovox will file a proxy statement and other documents regarding the proposed Asset Purchase Agreement described in this press release with the SEC. AUDIOVOX STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement will be sent to stockholders of Audiovox seeking their approval of the transaction. Investors and security holders may obtain a copy of the proxy statement (when it is available) and any other relevant documents filed by Audiovox with the SEC for free at the SEC's web site at www.sec.gov. Copies of the proxy statement and other documents filed by Audiovox with the SEC may also be obtained free of cost by directing a request to: Audiovox Corp., 150 Marcus Boulevard, Hauppauge, NY 11788, Attn: Chris Lis Johnson, Secretary. You may also read and copy any reports, statements and other information filed by Audiovox at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms.

Audiovox and its respective directors, executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies of Audiovox stockholders in connection with the proposed sale of assets. Certain directors and executive officers of Audiovox may have interests in the sale of assets, and their interests will be described in the proxy statement that will be filed by Audiovox with the SEC.

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Audiovox is a registered trademark of Audiovox Corporation, in the U.S. and certain other countries. Other trademarks and product, company or service names included herein are the property of their respective owners.